UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2018

AMEREN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 14, 2018, the Board of Directors (the “Board”) of Ameren Corporation (“Ameren”) elected Ms. Noelle K. Eder to the Board, with a term beginning on December 15, 2018, and expiring at Ameren’s Annual Meeting of Shareholders in 2019. Also effective December 15, 2018, the Board appointed Ms. Eder to the Audit and Risk Committee and Nuclear and Operations Committee of the Board. No arrangement or understanding exists between Ms. Eder and Ameren or, to Ameren’s knowledge, any other person or persons pursuant to which Ms. Eder was selected as a director. Ms. Eder will receive compensation for Board and committee service as described on Exhibit 10.4 to Ameren’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Ms. Eder has served as the Executive Vice President and Chief Information and Digital Officer of Hilton Worldwide Holdings Inc. since March 2018. Hilton Worldwide Holdings Inc. is one of the world’s largest hospitality companies and is engaged in managing, franchising, owning and leasing hotels and resorts. An established leader in the technology field, Ms. Eder previously served as Chief Card Customer Experience Officer for Capital One Financial Corporation. Earlier in her career, Ms. Eder held a number of leadership roles at Intuit, where her responsibilities spanned strategy, product management, technology, customer experience, and payment operations.

Ms. Eder had no business relationships with Ameren or its subsidiaries in 2017 or to the date hereof in 2018 which are required to be reported under Item 404(a) of the Securities and Exchange Commission Regulation S-K.

ITEM 7.01 Regulation FD Disclosure.

On December 18, 2018, Ameren issued a press release announcing Ms. Eder’s election to the Board. A copy of that press release is furnished as Exhibit 99.1 to this Report.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

99.1	Press Release dated December 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By:	/s/ Gregory L. Nelson
Name:	Gregory L. Nelson
Title:	Senior Vice President, General Counsel and Secretary

Date: December 18, 2018